UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2018

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 21, 2018, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) released the results of its company-run 2018 Dodd-Frank Act Stress Test (“DFAST”) for JPMorgan Chase and certain select subsidiaries that are subject to the DFAST rules. A copy of that information is attached as Exhibit 99.
The company-run 2018 DFAST results are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.
The DFAST results reflect the hypothetical economic scenario and market shock assumptions provided by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) in the Supervisory Severely Adverse scenario which are available on the Federal Reserve Board's website (https://www.federalreserve.gov/supervisionreg/dfa-stress-tests.htm). The furnishing of the stress test results by JPMorgan Chase should not be taken as an indication of the Federal Reserve Board’s judgment or analysis regarding JPMorgan Chase’s proposed capital actions. Investors are cautioned not to draw any inferences from this information about the Federal Reserve Board’s determination with respect to the Firm’s capital plan and proposed capital actions. Among other things, that determination will be based on qualitative, as well as quantitative, factors. The Federal Reserve Board has indicated that it will publicly disclose on June 28, 2018, the results of the 2018 Comprehensive Capital Analysis and Review (“CCAR”), and whether or not it has objected to the Firm’s proposed capital plan and proposed capital actions.
This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibit.

(d)    Exhibit

Exhibit No.	Description of Exhibit

99	2018 Annual Stress Test Disclosure - DFAST results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Jordan A. Costa
Jordan A. Costa
Managing Director

Dated:	June 21, 2018

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